Rowan Companies, Inc.

Matt Ralls, President and CEO

Barclays Capital CEO Energy / Power Conference

September 9, 2009



Rowan Companies, Inc.

Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.



- Company and Strategy Overview
- Market Trends and Challenges
- Operations Review
- LeTourneau Technologies, Inc.

Offshore Drilling





Manufacturing



LTI Offshore Products



LTI Mining Products



LTI Drilling Systems



LTI Steel Products

Land Drilling



Offshore Drilling Is Rowan's Dominant Segment


2007
2008
2009 Forecast
Revenue
Manufacturing 34%
Land 11%
Offshore 55%
Manufacturing 34%
Land 11%
Offshore 55%
Manufacturing 30%
Land 10%
Offshore 60%
EBITDA
Manufacturing 11%
Land 10%
Offshore 79%
Manufacturing 11%
Land 10%
Offshore 79%
Manufacturing 7%
Land 5%
Offshore 88%

Investment Highlights

- Largest High-Spec Jack-Up Fleet
- Youngest Fleet Relative to Peers
- Geographically Diversified
- Strong Balance Sheet and Contract Backlog
- High-Spec Fleet Commands Higher Day Rates and Utilization
- Manage LTI for Eventual Separation
- New Rig Construction Fully Funded From Cash and Operations
- Experienced and Loyal Workforce

Our Strategy

Offshore Drilling	Land Drilling	Manufacturing
Continue international expansion Focus on deep, difficult wells requiring high-spec rigs Expand into deepwater, consolidate high-spec jack-ups	Generate earnings and free cash flow No fleet additions planned	Improve operating efficiencies with minimal capital investment Generate earnings and free cash flow Separate LTI when revenue outlook improves

Corporate

Focus on cost control and capital spending discipline

Strong emphasis on safety and environmental compliance

Build long-term shareholder value

Substantial New Production Needed

- Operators continue to expand/diversify internationally
- Increasingly, global natural gas exploration and development requires a more highly capable global fleet
- Substantial new production will be necessary to meet future demand



140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
MM Barrels / Day
Existing Production
30 mm
57 mm
Additional Required Capacity (b/d)
1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028
EIA / DOE High Economic Growth Case
EIA / DOE Reference Case
Existing Production*

** Based upon a company estimated decline rate of 6%*

Source: Simmons & Company International

Global Jack-Up Fleet Average Age Is 23 Years

449 Total Rigs


>30 Years Old
85 Rigs
19%
<10 Years Old
87 Rigs
19%
10-20 Years Old
17 Rigs, 4%
21-25 Years Old
28 Rigs, 6%
26-30 Years Old
232 Rigs
52%

Nearly 1/3 Of Existing Fleet Is Limited To Less Than 250' Of Water

Newbuild Orders Cloud Jack-Up Recovery, But Cancellations Could Moderate Fleet Increase

- **Uncertainty around jack-up market recovery is related to uncontracted newbuilds**
  - 14 jack-ups have already been delivered in 2009
  - 61 jack-ups, or 87% of the newbuilds are uncontracted
- **Credit problems and reduced risk appetite of lenders may lead to rig cancellations**



At Risk
23
47

70 newbuilds on order between 2009-2011

Source: ODS-Petrodata, Company estimates

Global Jack-up Fleet Growing Less Than Deepwater

More newbuild jack-ups are uncontracted, but sublets threaten deepwater market


≥ 300' IC Jack-ups
70% Increase
350
300
250
200
150
100
50
177
237
301
Sept. 2005
Sept. 2009
Year End 2012

64 Scheduled Newbuilds


≥ 5,000' Floaters
147% Increase
200
150
100
50
72
104
178
Sept. 2005
Sept. 2009
Year End 2012

74 Scheduled Newbuilds

Rig Attrition Could Balance The Jack-up Market


Newbuild Jack-ups
Attrition
Total Fleet
Projected Fleet
Newbuild Jack-ups / Attrition
Total Fleet
Current fleet includes 63 mat rigs and 84 other commodity rigs which cannot work in many markets
Projected Fleet with estimated retirements and excluding Newbuilds at risk
0
5
10
15
20
25
30
35
250
300
350
400
450
500
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Retirements estimated by removing jack-ups 40 years or older

Source: Pareto / Company Estimates

Global Jack-up Fleet Has Few High-Spec Rigs

High-spec rigs are defined as jack-ups with 2 million pound hookload or greater


449 Total Rigs
26 High-Spec Rigs
94%
6%
62%
Other
38%
10 Rowan
Rigs

Rowan's Global Jack-up Fleet

- 22 jack-up rigs located in the U.S. Gulf of Mexico, the Middle East, the North Sea, Eastern Canada, West Africa, and Mexico; Egypt later in 2009
  - » 19 premium cantilever jack-up rigs
  - » 3 commodity rigs with skid-base capability
- Capable of drilling to depths of up to 35,000 feet in up to 550 feet of water
- 13 of 22 rigs are on term contracts



CANADA
1
2
NORTH SEA
9
MIDDLE EAST
7
US GOM
1
MEXICO
1
EGYPT
1
WEST AFRICA

Strategy

Continue international expansion

Focus on deep, difficult wells requiring high-spec rigs

Expand into deepwater, consolidate high–spec jack-ups

Geographically Diversified Fleet

- Substantially transformed over the last 5 years into a leading global drilling contractor
- Reduces exposure to regional downturns
- Increasing demand for higher rig specifications in international markets

12/31/03

24 Total Rigs



North Sea
1 Rig
4%
Canada
1 Rig
4%
GOM
22
Rigs
92%

Q3 2009E (1)

22 Total Rigs



Mexico
1 Rig
5%
Egypt
1 Rig
5%
West
Africa
1 Rig
5%
North Sea
2 Rigs
9%
Canada
1 Rig
5%
GOM
7 Rigs
32%
Middle East
9 Rigs
41%

1) Includes planned, contracted redeployment of J.P. Bussell to Egypt.

Young, Highly Capable Rigs


(4 High-Spec rigs)
Tarzan Class
4 Rigs
(1 High-Spec rig)
Gorilla Class
3 Rigs
(1 High-Spec rig)
240C Class
1 Rig
(4 High-Spec rigs)
Super Gorilla Class
4 Rigs
300-350 ft.
116-C
7 Rigs
350 ft. Slot
2 Rigs
250-300 ft. Slot
1 Rig

Building five additional high-spec newbuild rigs

- **Three EXL Class** (moderate storm environments with 350' water depth capacity)
- **Two 240-C Class** (tropical storm and harsh environments with 400' water depth capacity)

Rowan's High-Spec Rigs Offer Expanded Capabilities

	116C	EXL Class	Tarzan Class	240-C Class	Super Gorilla
Hookload	1.25M lbs	2M lbs	2M lbs	2.5M lbs	2.5M lbs
Cantilever Reach	52'	70'	60'	80'	100'
Leg Length	410'	477'	445'	491'	713'
# Mudpumps/HP	3/1,600 HP ea.	3/2,200 HP ea.	3/3,000 HP ea.	3/3,000 HP ea.	3/3,000 HP ea.


306'
300'
116C Class
EXL Class
Tarzan Class
240 -C Class
Super Gorilla

Rowan Is World's Leading High-Spec Jack-up Company



Top 30 Jack-up Rigs in the World (1)
Seadrill, 1
Petroprod (Larsen), 1
Skeie Drilling & Production, 3
Rowan, 11
36%
Noble, 3
Transocean, 5
Maersk Drilling, 6

(1) Based on report published by ODS-Petrodata at Company's request

ODS-PETRODATA Consulting & Research

Including rigs under construction and on order

Rowan's Fleet Is The Youngest Among Our Peers


Average Peer Group Jack-up Fleet Ages
Years
35
30
25
20
15
10
5
0
19
23
26
27
27
31
Rowan (1)
22 Rigs
Ensco
42 Rigs
Transocean
65 Rigs
Diamond
14 Rigs
Noble
41 Rigs
Pride
7 Rigs

By Y/E 2011, New Rig Additions Will Reduce Rowan's Average Fleet Age To 17 Years

(1) Excludes jack-up rigs under construction

Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 (as of Sept. 2009)

Rowan's High-Spec Rigs Command Superior Day Rates



Rowan Jack-ups
Industry Jack-ups
World Record
Day Rate (US Dollars - Actual)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09

ODS-PETRODATA
Consulting & Research

Rowan's High-Spec Offshore Fleet Commands Superior Day Rates Vs. Peers in Operating Markets



Rowan
Peer Group
Current Average Day Rate
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
US GoM
North Sea
West Africa
Middle East
Mexico

Backlog Primarily From Investment Grade Customers

Total Drilling Backlog Over $1.4 Billion

By Customer Type


Large* Independents 24%
Small Independents 3%
NOCs 30%
IOCs 43%

By Location


US GOM 21%
Land 19%
North Sea 9%
Egypt 7%
Mexico 6%
West Africa 6%
E. Canada 5%
Middle East 27%

* Large independents considered any company with annual revenues greater than $1 billion.

Note: NOCs are National Oil Companies; IOCs are Integrated Oil Companies.

2009 Drilling Expenses Expected To Be 13-15% Below 2008 Levels

($Millions)

Description	Amount
2008 costs	$630
Net new rigs	$30-35
Personnel-related savings	($80-85)
Maintenance savings Insurance, overhead and other	($25-30)
2009 costs	$535-555

Reducing Offshore Rig Daily Operating Costs

(000's per day)

Region	2008	2009	% Reduction
Gulf of Mexico	High $40s	Low $40s	5 - 10%
Middle East	Low $60s	Low $50s	12 - 15%
North Sea	Low $80s	Low $70s	8 - 10%
West Africa	High $80s	Mid $80s	5 - 7%
Canada	--	High $60s	--
Egypt	--	Mid $50s	--
Total	Low $60s	Low $50s	12 - 15%

Rowan Is Building Five World-Class, High-Spec Jack-Ups


2009
2010
2011
Q1 2010
Ralph Coffman (240-C #2)
Q2 2010
Rowan EXL #1
Q3 2010
Rowan EXL #2
Q4 2010
Rowan EXL #3
Q3 2011
Joe Douglas (240-C #3)
TBD
Rowan EXL #4 Construction Halted

New Rig Construction Will Be Fully Funded Through Cash and Operations

2009 Capital Expenditures Total $630 Million


Contractually-Required Upgrades 6%
Other 7%
Maintenance 17%
Newbuilds – EXLs 48%
Newbuilds – 240Cs 22%

Total Estimated Capital Expenditures Substantially Decline After 2009 To $300-325 Million

Recent Debt Offering Improves Liquidity

	Actual 6/30/2009		As Adjusted for July Debt Offering	
Cash	$	214	$	711
Credit Facility (1)		155		155
Total Liquidity	$	369	$	866
Total Debt-to-Cap		11.8%		23.5%
Net Debt-to-Cap		5.3%		4.7%
Total Debt-to-EBITDA		0.45		1.03
Net Debt-to-EBITDA		0.20		0.21

- **Investment grade credit ratings**
- **Ensures that we have liquidity to weather downturn**
- **Provides financial flexibility for opportunities to grow and diversify offshore rig fleet**

(1) Represents available borrowings under $155 million revolving credit facility

Rowan's Premium Land Rigs

- 32 land rigs in Texas, Louisiana and Alaska
- 20 land rigs are on term contracts
- Land fleet contracted backlog is approximately $270 million
- 26 of our land rigs are 2,000 HP or greater and capable of drilling wells to 35,000 feet; 19 are AC drive
- Land drilling serves as a training ground for rig crews and a testing ground for LTI equipment and technology


OK
NM
AR
MS
TX
LA

Strategy

Generate earnings and free cash flow

No fleet additions planned

Highly Valuable Asset In LeTourneau Technologies



Offshore Products

- Unique ability to globally supply shipyards with high margin kits (legs, elevating systems, cantilevers, cranes)
- One-third share of world jack-up fleet, 19% of newbuilds
- LTI jack-up designs plus kit supply allow emerging countries to establish jack-up shipyards



Drilling Systems

- Dramatically expanded product line with more potential
  - Mud pumps, top drives, draw works, rotary tables, complete land rig packages
- Market share gain with more potential



Mining Products

- Dominant market share for world's largest front loaders
- Large, consistent, profitable after market business



Steel Products

- One of only five mills in the world producing high-strength plate steel with the thickness required for jack-up elevating racks

Solid Backlog With Growth Driven By External Sales

2003 – 2009 Revenues ($MM)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2003
2004
2005
2006
2007
2008
2009*
External Sales
Internal Sales

$518 MM in Backlog (6/30/09)



Steel Products 1%
Offshore Products 31%
Drilling Systems 63%
Mining & Forestry Products 5%

Strategy

Improve operating efficiencies with minimal capital investment

Generate earnings and free cash flow

Separate LTI when revenue outlook improves

* 2009 Budgeted Revenues

In Summary

- **Youngest And Most Capable Jack-up Rig Fleet In The World**
  - » Allows for premium day Rates and utilization
- **Geographically Diversified**
  - » Reduces exposure to regional downturns and enables us to take advantage of changing market conditions
- **Robust Contracted Backlog With High-Quality Customers**
  - » Leads to healthy cash flow generation
- **Conservative Financial Profile**
  - » Conservative levels of leverage
  - » Large cash position
  - » Strategy of funding capex with operating cash flow
  - » Very focused on cost control and capital spending discipline

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056

713.621.7800
www.rowancompanies.com

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com

